PROMISSORY NOTE

Robbinsville, New Jersey                                       February 28, 1997


         FOR VALUE RECEIVED, the undersigned, THE BETHLEHEM CORPORATION, with offices at 25th and Lennox Streets, Easton, Pennsylvania 18044 (hereinafter referred to as "Maker"), hereby promises to pay to the order of UNIVERSAL PROCESS EQUIPMENT, INC., a New Jersey corporation, with offices at 1180 Route 130 South, Robbinsville, New Jersey 08691 (hereinafter referred to as "Payee"), the sum of TWO HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS ($225,000), plus interest at the rate of two and one half (2 1/2 percent) over prime (as defined in Chase Bank of New York Prime Rate), in lawful money of the United States of America. All sums due hereunder are payable at Robbinsville, New Jersey, or at such other place as Payee hereof shall specify by written notice to Maker, in the following manner:

         1. By payments of interest only per month, commencing one month from the date hereof, and additional payments of interest only each month thereafter for a total of twelve (12) months.

         2. By payment of the Two Hundred and Twenty-Five Thousand Dollars ($225,000) balance one year from the date hereof, or upon sale of specific equipment purchased as part of the Caswan transaction.

         This Note may be prepaid at any time, in whole or in part, without premium or penalty, at the option of the Maker.

         If this Note is placed in the hands of an attorney for collection after default, or if it is collected through bankruptcy or other judicial proceeding, Maker agrees to pay reasonable attorneys fees in an amount equal to twenty percent (20%) of the outstanding balance and other costs incurred by the holder thereof.

         The Maker hereof, and all endorsers and guarantors, hereby waive presentment, protest, demand and notice of protest, dishonor and non-payment of the Note.

         IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its appropriate corporate officers the day and year set forth above.

ATTEST:                                           THE BETHLEHEM CORPORATION



/s/ Harold Bogatz                                 /s/ Antoinette Martin
-----------------------                           ---------------------
            , Secretary                           Antoinette Martin,
                                                  V.P. of Finance